Principal Funds, Inc.

Supplement dated May 31, 2016
to the Statutory Prospectus dated March 29, 2016

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR ORIGIN EMERGING MARKETS

In the Management section, under Sub-Advisor and Portfolio Managers, delete references to Nerys Weir.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the Sub-Advisor: Origin Asset Management LLP section, delete references to Nerys Weir.